Exhibit 10.21

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

Loan Cover Page

TRADE NAME OF PRODUCT: SIMPLE LOAN FACILITY TYPE OF LOAN: SIMPLE LOAN FACILITY

FIXED ANNUAL DEFAULT INTEREST RATE	AMOUNT OR CREDIT LINE	TOTAL AMOUNT PAYABLE OR MINIMUM AMOUNT PAYABLE
FIXED ANNUAL DEFAULT INTEREST RATE: 36.0% (THIRTY-SIX POINT ZERO PERCENT)	USD $3,700,000.00 (THREE MILLION SEVEN HUNDRED THOUSAND DOLLARS 00/100 LEGAL TENDER IN THE UNITED STATES OF AMERICA) OR ITS EQUIVALENT IN LOCAL CURRENCY

USD $3,700,000.00 (THREE MILLION SEVEN HUNDRED THOUSAND DOLLARS 00/100 LEGAL TENDER IN THE UNITED STATES OF AMERICA) OR ITS EQUIVALENT IN LOCAL CURRENCY

The FIX exchange rate published by the Bank of Mexico will be used as a reference for calculating the equivalence

LOAN TERM: 06 (SIX) MONTHS

Payment Deadline: Maturity of the provision established in the corresponding Amortization Table and Promissory Notes.

Cut-off dates: Monthly and as established in the corresponding Amortization Table and Promissory Note.

RELEVANT COMMISSIONS
● Opening: 7.0% (SEVEN POINT ZERO PERCENT) ● For other commissions, please refer to CLAUSE SIXTH of the “AGREEMENT”

WARNINGS:

●     “DEFAULTING ON YOUR OBLIGATIONS CAN LEAD TO LATE FEES AND INTEREST”

●     “TAKING OUT LOANS THAT EXCEEDS YOUR ABILITY TO PAY AFFECTS YOUR CREDIT HISTORY”

●     “THE GUARANTOR, JOINT OBLIGOR OR CO-BORROWER SHALL BE LIABLE AS PRINCIPAL FOR THE TOTAL AMOUNT OF THE PAYMENT TO THE FINANCIAL INSTITUTION”

INSURANCE: NOT APPLICABLE
ACCOUNT STATEMENT: Send to: Home Address____ Inquiry via Internet_____ Sending by e-mail: mauricio.garduno@agilethought.com

Clarifications and complaints:

Specialized User Service Unit:

Address: Carretera México-Toluca 5420, Piso 8, Oficina 801, Colonia El Yaqui, Alcaldía Cuajimalpa de Morelos, Mexico City, C.P. 05320

Telephone: 01 (55) 4170-9916 and 01 (55) 4170-9900  Email: unecapital@exitus.com

Website: www.exitus.com/

National Commission for the Protection and Defense of Financial Services Users (CONDUSEF): Telephone: 01 800 999 8080 and 5340 0999 Website: www.gob.mx/condusef

●	The items specified in this summary shall be understood to refer to the clauses contained in the “AGREEMENT” and the subject matter from which they arise.

●	This informative table and the information it contains is an integral part of the Simple Loan “AGREEMENT”.

●	It is signed in four (4) copies, and the parties shall keep one copy of the same.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

Mexico City, on July 26, 2021.

“THE LENDER”

EXITUS CAPITAL, SOCIEDAD ANÓNIMA PROMOTORA DE INVERSIÓN DE CAPITAL VARIABLE, SOCIEDAD FINANCIERA DE OBJETO MÚLTIPLE, ENTIDAD NO REGULADA

/s/ Ramon Garcia Torres	/s/ Alejandro Javier Liano Castro
RAMÓN GARCÍA TORRES ATTORNEY-IN-FACT	ALEJANDRO JAVIER LIAÑO CASTRO ATTORNEY-IN-FACT

“THE BORROWER” AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.	“THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)”

/s/ Jorge Pliego	/s/ Diego Zavala
Jorge Pliego Seguin ATTORNEY-IN-FACT	DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO IN HIS OWN RIGHT

/s/ Miguel Angel Ambrosi Herrera
Miguel Angel Ambrosi Herrera ATTORNEY-IN-FACT

“THE GUARANTOR, JOINT OBLIGOR OR CO-BORROWER SHALL BE LIABLE AS PRINCIPAL FOR THE TOTAL AMOUNT OF THE PAYMENT TO THE FINANCIAL INSTITUTION”

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

SIMPLE LOAN FACILITY AGREEMENT WITH OR WITHOUT GUARANTEE, HEREINAFTER THE “AGREEMENT” ENTERED INTO BY EXITUS CAPITAL, SOCIEDAD ANÓNIMA PROMOTORA DE INVERSIÓN DE CAPITAL VARIABLE, SOCIEDAD FINANCIERA DE OBJETO MÚLTIPLE, ENTIDAD NO REGULADA , REPRESENTED IN THIS ACT BY RAMÓN GARCÍA TORRES AND ALEJANDRO JAVIER LIAÑO CASTRO, AS “THE LENDER” (HEREINAFTER REFERRED TO AS ” EXITUS CAPITAL”), AND ON THE OTHER HAND, THE PERSON INDICATED IN NUMBER 1 OF THE “GENERAL INFORMATION”, IN CASE OF BEING A LEGAL ENTITY REPRESENTED BY THE PERSON(S) MENTIONED IN NUMBER 2 OF THE “GENERAL INFORMATION”, AND IN CASE OF BEING AN INDIVIDUAL IN ITS OWN RIGHT, HEREINAFTER REFERRED TO AS “THE BORROWER”, BY A THIRD PARTY THE PERSON(S) MENTIONED IN NUMBER 11 OF THE “GENERAL INFORMATION”, IN THE CASE OF A LEGAL ENTITY REPRESENTED BY ITS LEGAL REPRESENTATIVE AND IN THE CASE OF A NATURAL PERSON IN ITS OWN RIGHT, AS JOINT OBLIGOR(S), HEREINAFTER REFERRED TO AS “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)”, AND WITH THE APPEARANCE OF THE PERSON(S) INDICATED IN NUMBER 12 OF THE “GENERAL INFORMATION”, IN THE CASE OF A LEGAL ENTITY THROUGH ITS LEGAL REPRESENTATIVE AND IN THE CASE OF A NATURAL PERSON IN ITS OWN RIGHT, HEREINAFTER REFERRED TO AS “THE GUARANTOR”; ALL TOGETHER AS “THE PARTIES”, IN ACCORDANCE WITH THE FOLLOWING REPRESENTATIONS AND CLAUSES:

“GENERAL INFORMATION”

When in the “AGREEMENT” reference is made to the “GENERAL INFORMATION”, it shall be understood that it refers to the information contained in this section. The terms defined below and used in the “AGREEMENT”, whether in the singular or plural, feminine or masculine, shall have the meaning ascribed to them herein:

1	“THE BORROWER”:	AGILETHOUGHT DIGITAL SOLUTIONS, SOCIEDAD ANÓNIMA PROMOTORA DE INVERSIÓN DE CAPITAL VARIABLE
2	ATTORNEY-IN-FACT OR LEGAL REPRESENTATIVE OF “THE BORROWER”:	Jorge Pliego Seguin and Miguel Angel Ambrosi Herrera IN THEIR CAPACITY AS ATTORNEYS-IN-FACT
3	DEED OR POLICY STATING THE INCORPORATION AND AMENDMENTS OF “THE BORROWER”:

Incorporated under the name NORTH AMERICAN SOFTWARE, S.A. DE C.V. by means of Public Deed number 218 dated December 13, 2000 granted before the faith of Alfredo Bazua Witte, Holder of Notary Public number 230 of the Federal District (today Mexico City) whose first testimony was registered in the General Directorate of the Public Registry of Commerce with mercantile folio number 272047 dated February 9, 2001.

By means of Public Deed number 87,905 dated August 24, 2020 granted before the faith of Mr. Guillermo Oliver Bucio, Holder of Notary Public number 246, acting in the Protocol of the Notary number 212 of which is holder Mr. Francisco I. Hugues Velez in which also acts Mrs. Rosamaría Lopez Lugo Holder of the Notary Public number 223, the three by partnership agreement, whose first testimony was registered in the Public Registry of the Property and of Commerce of the Federal District (today Mexico City) under the electronic mercantile folio number 272047-1 of date September 22 of 2020, the change in the corporate name was made to be like AGILETHOUGHT DIGITAL SOLUTIONS, S.A.P.I. DE C.V.

4	DEED OR POLICY STATING THE POWERS OF THE ATTORNEY-IN-FACT OR LEGAL REPRESENTATIVE OF “THE BORROWER”:

By means of Public Deed number 87,905 dated August 24, 2020, executed before the Notary Public Guillermo Oliver Bucio, Holder of the Notary Public number

246, acting in the Protocol of the Notary number 212 of which the holder is Mr. Francisco I. Hugues Vélez, in which also acts Mrs. Rosamaría López Lugo, Holder of the Notary number 223, the three by partnership agreement, whose first testimony was registered in the Public Registry of Property and Commerce of the Federal District (today Mexico City) under the electronic mercantile folio number 272047-1 dated September 22, 2020.

5	NATIONALITY:	N/A
6	DATE AND PLACE OF BIRTH:	N/A
7	CURP OF “THE BORROWER”:	N/A
8	TAX ID OF “THE BORROWER”:	NAS001213KR0
9	MARITAL STATUS AND PROPERTY REGIME:	N/A

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

10	ADDRESS AND E-MAIL ADDRESS OF “THE BORROWER”:	Address: Calle Bosque de Alisos No. 45 B, Int. 2 piso, Col. Bosques de las Lomas, Alcaldía Cuajimalpa de Morelos, Ciudad de México, C.P. 05120. E-mail: mauricio.garduno@agilethought.com

11	“THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)”.

DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO in his own right states that:

He is a natural person of Mexican nationality, originally from Mexico City, where he was born on September 18, 1961. Currently married under the separation of property regime.

That its Unique Population Registry Code (CURP) is ZAGD610918HDFVMG00, that it is registered in the Federal Taxpayers Registry (RFC) under the code ZAGD610918VB1, its e-mail address is ***** and that its address is located at Calle Lorenzo de la Hidalga No. 420, edificio Torre A, piso 12, San Mateo Tlaltenango, Cuajimalpa de Morelos, Ciudad de México, C.P. 05600.

12	“THE GUARANTOR”:	N/A

“LOAN TERMS AND CONDITIONS”

When in the “AGREEMENT” reference is made to the “LOAN TERMS AND CONDITIONS”, it shall be understood that this refers to the information contained in this section. The terms defined below and used in the “AGREEMENT”, whether in the singular or plural, feminine or masculine, shall have the meaning ascribed to them herein:

13	AMOUNT OF THE LOAN

USD $3,700,000.00 (THREE MILLION SEVEN HUNDRED THOUSAND DOLLARS 00/100 LEGAL TENDER IN THE UNITED STATES OF AMERICA) OR ITS EQUIVALENT IN LOCAL CURRENCY

FOR THE CALCULATION OF THE EQUIVALENCE, THE FIX EXCHANGE RATE PUBLISHED BY THE BANK OF MEXICO ON THE DAY OF THE REQUEST FOR THE PROVISION WILL BE USED AS A REFERENCE

14	PURPOSE OF THE LOAN:	WORKING CAPITAL
15	FORM AND NUMBER OF DISPOSALS:	ONE
16	ACCOUNT OF “THE BORROWER”:

1.- FOR PAYMENTS IN UNITED STATES OF AMERICA DOLLARS:

ACCOUNT NUMBER: 002180023391974342

SWIFT:BNMXMXMMXXX

BANK: BANCO NACIONAL DE MEXICO S.A.

2.- FOR PAYMENTS IN LOCAL CURRENCY:

ACCOUNT NUMBER: 65-50235927-6

CLABE: 14180655023592762

BANK: BANCO SANTANDER (MÉXICO), S.A. INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO SANTANDER MEXICO.

17	LOAN TERM.	06 (SIX) MONTHS; IN THE UNDERSTANDING THAT THE TERM MAY BE EXTENDED AT THE SOLE DISCRETION OF “THE BORROWER” FOR UP TO TWO ADDITIONAL TERMS OF 06 (SIX) MONTHS EACH, BY MEANS OF A SIMPLE WRITTEN NOTICE TO “EXITUS CAPITAL”; IN THE UNDERSTANDING, FURTHERMORE, THAT THE SAME TERMS AND CONDITIONS OF THE “LOAN” WILL BE MAINTAINED DURING SAID ADDITIONAL TERM.
18	AMORTIZATION OF THE LOAN:	PAYMENT OF PRINCIPAL: PAYMENT AT MATURITY OF THE DRAWDOWN.
19	ANNUAL ORDINARY INTEREST RATE:	0% (ZERO PERCENT)

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

20	FIXED ANNUAL DEFAULT INTEREST RATE	FIXED ANNUAL DEFAULT INTEREST RATE: 36.0% (THIRTY-SIX POINT ZERO PERCENT)
21	OPENING COMMISSION:	PERCENTAGE: 7.0% (SEVEN POINT ZERO PERCENT) OF THE TOTAL AMOUNT OF THE LOAN. DATE AND FORM OF PAYMENT: WILL BE DEDUCTED FROM THE FIRST DRAWDOWN OF THE AUTHORIZED CREDIT.

22	INVESTIGATION AND/OR FORMALIZATION EXPENSES:	PERCENTAGE: 2.95% (TWO POINT NINETY-FIVE PERCENT) OF THE TOTAL AMOUNT OF THE LOAN. DATE AND FORM OF PAYMENT: WILL BE DEDUCTED FROM THE FIRST DRAWDOWN OF THE AUTHORIZED LOAN.

23	COMMISSION PER DRAWDOWN / OPERATION:	N/A
24	“EXITUS CAPITAL” ACCOUNT:

1.- FOR PAYMENTS IN UNITED STATES OF AMERICA DOLLARS:

ACCOUNT NUMBER: 0488534312

CLABE: 072180004885343124

BANK: BANCO MERCANTIL DEL NORTE, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BANORTE

2.- FOR PAYMENTS IN LOCAL CURRENCY:

CIE AGREEMENT NUMBER: 1314823
AGREEMENT KEY: 012914002013148235
CIE REFERENCE: NAS00121

BANK: BBVA BANCOMER, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER

25	ADDITIONAL OBLIGATIONS	N/A
26	TERM:	FROM JULY 26, 2021 TO JANUARY 26 *, 2022.
27	SIGNATURE DATE:	26 OF JULY 2021

“LOAN GUARANTEE(S)”

When in the “AGREEMENT” reference is made to the “LOAN GUARANTEE(S)”, it shall be understood that this refers to the information contained in this section. The terms defined below and used in the “AGREEMENT”, whether in the singular or plural, feminine or masculine, shall have the meaning ascribed to them herein:

28	GUARANTEE:	IRREVOCABLE GUARANTEE TRUST

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

29

DESCRIPTION AND CONDITIONS OF THE GUARANTEE:

In order to guarantee the obligations derived from this “AGREEMENT”, “THE BORROWER” undertakes to grant an IRREVOCABLE GUARANTEE TRUST AGREEMENT (hereinafter the “TRUST”) in favor of “EXITUS CAPITAL” as

Beneficiary in the first place, under the following terms and conditions:

I. The trustee shall be EXITUS CAPITAL, S.A.P.I. DE C.V., SOFOM, E.N.R.

II. The “TRUST” will guarantee the obligations derived from this “AGREEMENT” and any other present or future obligations contracted by “THE BORROWER” with “EXITUS CAPITAL”.

III. The “BORROWER” undertakes to contribute and maintain the following assets in the patrimony of the “TRUST” :

a) PROPERTY:

DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO undertakes to contribute to and maintain in the patrimony of the “TRUST” the property identified as:

Apartment located at Calle Lorenzo de la Hidalga No. 40 Torre A-12, Colonia Tlaxala of the real estate development called Bosques de Santa Fe, Alcaldía Cuajimalpa de Morelos, Mexico City, with an area of 584 (five hundred eighty-four) meters and thirty square centimeters.

DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO evidences ownership of said property with public deed number 110,549 dated March 14, 2013, granted before the faith of Eduardo A. Martinez Urquidi, Notary Public number 156 of Mexico City, whose first testimony was duly recorded in the Public Registry of Property of Mexico City on behalf of DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO, under folio number 1224348-5 dated May 15, 2008.

At the signing of this agreement, the property has a commercial value of $74,156,000.00 (SEVENTY FOUR MILLION ONE HUNDRED AND FIFTY SIX THOUSAND PESOS 00/100 M.N.), according to the identification number of the appraisal number CDMX/21/07/21 dated July 1, 2021, carried out by Ingeniería y Proyectos de Corretaje S.A. de C.V.

Ratio: The commercial value of the property contributed to the “TRUST” shall at all times be in accordance with the ratio of 1.0 to 1.0 (one point zero to one point zero) with respect the AMOUNT OF LOAN, during the term of the loan and until the guaranteed obligations are fulfilled to the satisfaction of “EXITUS CAPITAL”.

IV. In the event of default, the “TRUST” will establish a conventional procedure for the extrajudicial alienation of the trust assets, which will be followed in order to comply with the guaranteed obligations.

V. “THE BORROWER” undertakes to grant the “TRUST” before the Notary Public chosen by “EXITUS CAPITAL” and, to pay the fees and other expenses generated by the formalization and registration of the same in the corresponding Public Registry.

VI. “THE BORROWER” undertakes to sign a civil commercial mediation agreement before a Private Mediator certified by the Alternative Justice Center of the Superior Court of Justice of Mexico City designated by “EXITUS CAPITAL”, establishing the procedure for the delivery of possession of the trust assets once the conventional extrajudicial alienation procedure established in the “TRUST” has been exhausted

30	ASSETS OF THE “JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)”:	Those indicated in its patrimonial relation and/or analytical relation.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

R E P R E S E N T A T I O N S

I. “EXITUS CAPITAL” REPRESENTS THROUGH ITS ATTORNEYS-IN-FACT OR LEGAL REPRESENTATIVES:

a)	That it is a mercantile corporation duly incorporated and existing in accordance with the Laws of the Mexican Republic under the name EC CONSULTORES FINANCIEROS, S.A. DE C.V., SOFOM, E.N.R., as stated in Public Deed number 68,023, book 135, dated May 13, 2008, executed before the Notary Public Moisés Farca Chabarati, holder of Notary Public Office number 91 of the Federal District, whose first testimony was duly registered in the Public Registry of Property and Commerce of the then Federal District under mercantile folio number 384,458, on August 1, 2008.

b)	That it is a sociedad financiera de objeto múltiple (SOFOM), entidad no regulada (E.N.R.), in accordance with the Decree by whereby are amended, repealed and added several provisions of the General Law of Negotiable Instruments and Credit Transactions, General Law of Credit Organizations and Ancillary Activities, Credit Institutions Law, General Law on Mutual Insurance Institutions and Companies, Federal Law on Bail Bonds, Law to Regulate Financial Grouping, Popular Credit and Savings Law, Foreign Investment Law, Income Tax Law, Value Added Tax Law and the Federal Tax Code” published in the Official Gazette of the Federation on July 18, 2006.

c)	That it adopted the form of an sociedad anónima promotora de inversión and changed its name to EXITUS CAPITAL, S.A.P.I. DE C.V., SOFOM, E.N.R., which is evidenced by Public Instrument Number 27,071, dated July 13, 2010, granted before the faith of Víctor Rafael Aguilar Molina, holder of Notary Public Number 174 of the Federal District, whose first testimony was duly registered in the Public Registry of Property and Commerce of the then Federal District under mercantile folio number 384458*, dated July 15, 2010.

d)	That in compliance with the provisions of the General Law of Credit Organizations and Ancillary Activities in force, it indicates that, for its incorporation and operation as such, it does not require authorization from the Ministry of Finance and Public Credit, and that for the performance of its operations it is subject to the supervision of the National Banking and Securities Commission, only for the purposes of the provisions of Article 56 of the aforementioned Law.

e)	ALEJANDRO JAVIER LIAÑO CASTRO and RAMÓN GARCÍA TORRES accredit their legal capacity as attorneys-in-fact of EXITUS CAPITAL, S.A.P.I. DE C.V., SOFOM, E.N.R., by means of Public Instrument number 89,316, dated May 25, 2020, granted before the faith of Mr. Erik Namur Campesino, Notary Public number 94 of Mexico City and declare under oath that their power and faculties are the necessary and sufficient to execute this “AGREEMENT” and that they have not been revoked or modified in any way..

f)	That it is registered in the Federal Taxpayers Registry under the code ECF080513LZ0 and that its address is located at Carretera México-Toluca 5420, Piso 8, Oficina 801, Colonia El Yaqui, Alcaldía Cuajimalpa de Morelos, Ciudad de México, Código Postal 05320 and that its web page is www.exitus.com.

g)	That prior to the signing of this agreement, it informed “THE BORROWER” the applicable Total Annual Cost (TAC), understood as the total annual cost of financing expressed in annual percentage terms which, for information and comparison purposes, incorporates all the costs and expenses inherent to the Loans.

II. “THE BORROWER” REPRESENTS:

II. A. “THE BORROWER” LEGAL ENTITY, THROUGH ITS LEGAL REPRESENTATIVE, REPRESENTS THAT:

a)	It is duly incorporated and existing in accordance with the Laws of the Mexican Republic, as stated in the Public Instrument mentioned in NUMBER 3 of the “GENERAL INFORMATION” and, the execution of this “AGREEMENT” is included in its corporate purpose and does not contravene in any way its bylaws.

b)	Its legal representative accredits its personality by means of the public instrument mentioned in NUMBER 4 of the “GENERAL INFORMATION” and states under oath that it has the necessary and sufficient powers and faculties to execute this “AGREEMENT” and that they have not been revoked, limited or modified in any way.

II. B. “THE BORROWER” NATURAL PERSON, IN HIS OWN RIGHT AND UNDER OATH, REPRESENTS THAT:

c)	Its personal data are those mentioned in NUMBER 1, 5, 6, 7, and 9 of the “GENERAL INFORMATION” and that it has full legal capacity to enter into this “AGREEMENT”.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

II. C. “THE BORROWER” CONTINUES TO REPRESENT INDISTINCTLY:

d)	That it is registered in the Federal Taxpayers Registry (RFC) under the code indicated in NUMBER 8 of the “GENERAL INFORMATION” and that its address and e-mail address is the one indicated in NUMBER 10 of the “GENERAL INFORMATION”.

e)	That it is the owner of the assets that make up its business and that it is current in the payment of all taxes and duties owed to it, that it is not aware of any contingencies with respect to the enforceability of tax or other liabilities, and that to the best of its knowledge, there is no legal claim, action or proceeding against it, that affects or may adversely affect it to comply with the obligations established in this “AGREEMENT”, likewise it is not aware of any legal proceeding that has been initiated against it and that adversely affects the situation of its operation, assets or rights, and that is detrimental to this “AGREEMENT”.

f)	That it does not require the authorization or approval of any person or its decision-making bodies or any act of any governmental authority or public and/or private organization for the due execution and compliance with the provisions of this document.

g)	That the resources with which it will comply with the obligations contracted in this “AGREEMENT” and in favor of “EXITUS CAPITAL”, come and will come from lawful activities and included in its corporate purpose or economic activity.

h)	That the data contained in this “AGREEMENT” and the financial and accounting information that has been delivered to “EXITUS CAPITAL” for the granting of the loan is a true and accurate reflection of the economic situation of “THE BORROWER” and that it is aware of the content and legal scope of Article 98 (ninety-eight) of the General Law of Credit Organizations and Ancillary Activities, regarding the penalties that may be imposed on persons who, for the purpose of obtaining a loan or credit, provide a credit auxiliary organization with false information regarding the amount of assets or liabilities of an entity or individual or legal entity, if as a consequence of this, the organization suffers a loss or damage to its assets, regardless of the penalties that may be imposed in accordance with the law.

i)	That “EXITUS CAPITAL” informed that the Privacy Notice can be consulted and is at its disposal in the page of the world wide web “Internet ” www.exitus.com and that it explain the content and scope of the same prior to the collection and processing of its personal data in terms of the provisions of the Federal Law on Protection of Personal Data Held by Private Parties; by virtue of this is in agreement with the content of such notice, has full knowledge of its text and expresses its conformity by signing this “AGREEMENT”.

j)	That it is aware and agrees that the loan granted through this “AGREEMENT” may be funded with “EXITUS CAPITAL’s” own resources and/or from any Financial Institution or Financial Entity in the country or abroad, Development Banking, Commercial Banking or others or any other legal funding source.

k)	In the event that the loan is financed with Nacional Financiera, S.N.C. (hereinafter “NAFIN”), “THE BORROWER” represents to know that the loan is granted with the support of “NAFIN”, exclusively for national development purposes.

l)	That prior to the execution of this “AGREEMENT” and in accordance with the provisions of Article 87-M (eighty-seven M) of the General Law of Credit Organizations and Auxiliary Activities ,“EXITUS CAPITAL” informed about the consideration, amount of the partial payments, the form and periodicity to liquidate them, financial charges, accessories, amount and detail of any charge, if any, number of payments to be made, their periodicity, if applicable, the right to liquidate the operation in advance and the conditions to do so and, interests, including default interest, the way to calculate it and the type of interest rate.

m)	That prior to the execution of this “AGREEMENT”, “EXITUS CAPITAL” informed of the Total Annual Cost (TAC) of the loan.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

n)	That “EXITUS CAPITAL” at the time of the execution of this instrument, delivered the following documents: Copy of the “AGREEMENT”, cover page, same that forms an integral part of the “AGREEMENT”, transcription of legal provisions, amortization table, as well as all its annexes.

o)	That it is aware of the local, national and international socio-environmental regulations applicable to its business activity and is up to date in complying with the obligations derived therefrom.

p)	That to the best of its knowledge it is not involved in any legal proceeding for acts of corruption, that in the development of its commercial activity it tries not to be involved in or tolerate any act of corruption and that in the negotiation of the conditions of this “AGREEMENT” it did not incur in any act of corruption.

q)	That it knows and fully understands the legal provisions regarding the use of electronic systems and the transactions made through its Advanced Electronic Signature, and therefore acknowledges and accepts that the Advanced Electronic Signature identifies and authenticates it.

III. “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” REPRESENTS

III.A. “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” LEGAL ENTITY THROUGH ITS LEGAL REPRESENTATIVE, REPRESENTS THAT:

a)	It is duly incorporated and existing in accordance with the Laws of the Mexican Republic, as stated in the Public Instrument mentioned in NUMBER 11 of the “GENERAL INFORMATION” and, the execution of this “AGREEMENT” is included in its corporate purpose and does not contravene in any way its bylaws.

b)	Its legal representative acknowledges its legal capacity by means of the public instrument mentioned in NUMBER 11 of the “GENERAL INFORMATION” and represents under oath that it has the necessary powers and faculties to enter into this “AGREEMENT” and that they have not been revoked, limited or modified in any way.

III.B. “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” NATURAL PERSON IN HIS OWN RIGHT AND UNDER OATH, REPRESENTS THAT:

c)	Its personal data are those mentioned in NUMBER 11 of the “GENERAL INFORMATION” and, that it has full legal capacity to enter into this “AGREEMENT”.

III.C. CONTINUES TO REPRESENT “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” INDISTINCTLY:

d)	It is registered in the Federal Taxpayers Registry under the code indicated in NUMBER 11 of the “GENERAL INFORMATION” and that its address and e-mail address is the one indicated in NUMBER 11 of the “GENERAL INFORMATION”.

e)	That it is current in the payment of all taxes and duties payable by it, and that to the best of its knowledge, there is no legal claim, action or proceeding against it, which affects or may adversely affect it to comply with the obligations established in this “AGREEMENT”. Likewise, it has no knowledge of any legal proceeding that has been initiated against it and that adversely affects the situation of its operation, assets or rights, and that is detrimental to this “AGREEMENT”.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

f)	That it does not require authorization from any person or its decision-making bodies, approval or any act of governmental authority or public and/or private organization for the due execution and compliance with the provisions of this document.

g)	That the resources with which it will comply with the obligations contracted in this “AGREEMENT” and in favor of “EXITUS CAPITAL” come and will come from lawful activities.

h)	That the data contained in this “AGREEMENT” and the financial and accounting information that has been delivered to “EXITUS CAPITAL” for the granting of the loan is a true and accurate reflection of its economic situation, and is aware of the content and legal scope of Article 98 (ninety-eight) of the General Law of Credit Organizations and Auxiliary Activities, regarding the penalties that may be imposed on persons who, for the purpose of obtaining a loan or credit, provide a credit auxiliary organization with false information regarding the amount of assets or liabilities of an entity or individual or legal entity, if as a result of this, the organization suffers a loss or damage to its assets, regardless of the penalties that may be imposed in accordance with the law.

i)	That “EXITUS CAPITAL” informed you that the Privacy Notice can be consulted and is at your disposal in the page of the world wide web “Internet” www.exitus.com and, that I explain the content and scope of the same prior to the collection and processing of your personal data in terms of the provisions of the Federal Law on Protection of Personal Data Held by Private Parties, by virtue of which you agree with said notice, have full knowledge of its text and express your agreement by signing this “AGREEMENT”.

j)	That because it is in its best interest and by virtue of the fact that the granting of the loan benefits it, it becomes a “JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” of “THE BORROWER”, with respect to each and every one of the obligations arising from this “AGREEMENT” payable by “THE BORROWER” and in favor of “EXITUS CAPITAL”, with the solidarity established in Articles 1988 (one thousand nine hundred and eighty-eight), 1989 (one thousand nine hundred and eighty-nine), 1989 (nineteen hundred eighty-nine) and other applicable articles of the Federal Civil Code and its correlatives in the other Civil Codes of the States of the Mexican Republic, as well as in terms of articles 109 (one hundred nine) to 116 (one hundred sixteen) in relation to article 174 (one hundred seventy-four) and other applicable articles of the General Law of Credit Instruments and Operations and; hereby waives the benefits of order, excusion and division referred to in Articles 2816 (two thousand eight hundred and sixteen), 2822 (two thousand eight hundred and twenty-two), 2823 (two thousand eight hundred and twenty-three), 2839 (two thousand eight hundred and thirty-nine) and other applicable articles of the Federal Civil Code and their correlatives of the States of the Mexican Republic.

k)	That it presents its patrimonial relation in which it declares to have sufficient assets to guarantee the compliance of the obligations contracted by “THE BORROWER” through this “AGREEMENT”.

IV. “THE GUARANTOR” REPRESENTS:

IV.A. “THE GUARANTOR” LEGAL ENTITY THROUGH ITS LEGAL REPRESENTATIVE, REPRESENTS THAT:

a)	That it is duly incorporated and existing in accordance with the Laws of the Mexican Republic, as stated in the Public Instrument mentioned in NUMBER 12 of the “GENERAL INFORMATION” and, the execution of this “AGREEMENT” is included in its corporate purpose and does not contravene in any way its bylaws.

b)	That its legal representative acknowledges its legal capacity by means of the public instrument mentioned in NUMBER 12 of the “GENERAL INFORMATION” and represents under oath that it has the necessary powers and faculties to enter into this “AGREEMENT” and that they have not been revoked, limited or modified in any way.

IV.B. “THE GUARANTOR” NATURAL PERSON, IN HIS OWN RIGHT AND UNDER OATH, REPRESENTS THAT:

c)	Its personal data are those mentioned in NUMBER 12 of the “GENERAL INFORMATION” and, that it has full legal capacity to enter into this “AGREEMENT”.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

IV.C. “THE GUARANTOR” CONTINUES TO REPRESENT INDISTINCTLY:

d)	It is registered in the Federal Taxpayers Registry under the code indicated in NUMBER 12 of the “GENERAL INFORMATION” and that its address and e-mail address is the one indicated in NUMBER 12 of the “GENERAL INFORMATION”.

e)	That it appears as “THE GUARANTOR” and represents that it is the owner and legitimate holder and has full disposition of the assets and/or rights that make up the guarantee, which are not pledged, granted as guarantee to another person, promise, limitation of ownership or possession of any kind, that it declares its will to grant them as guarantee for the compliance of the obligations contracted in this “AGREEMENT”, and waives in this act to the benefits of order, excusion and division referred to in articles 2816 (two thousand eight hundred sixteen), 2822 (two thousand eight hundred twenty two), 2823 (two thousand eight hundred twenty three), 2839 (two thousand eight hundred thirty nine) in force and other applicable articles of the Federal Civil Code and its correlatives of the States of the Mexican Republic.

f)	That it is current in the payment of all taxes and duties payable by it, and that to the best of its knowledge, there is no legal claim, action or proceeding against it, which affects or may adversely affect it to comply with the obligations established in this “AGREEMENT”. Likewise, it has no knowledge of any legal proceeding that has been initiated against it and that adversely affects the situation of its operation, assets or rights, and that is detrimental to this “AGREEMENT”.

g)	That it does not require authorization from any person or its decision-making bodies, approval or any act of governmental authority or public and/or private organization for the due execution and compliance with the provisions of this document.

h)	That the resources with which it will comply with the obligations assumed in this “AGREEMENT” and in favor of “EXITUS CAPITAL” come and will come from lawful activities.

i)	That the data contained in this “AGREEMENT” and the financial and accounting information that has been delivered to “EXITUS CAPITAL” for the granting of the loan is a true and accurate reflection of its economic situation, and is aware of the content and legal scope of Article 98 (ninety-eight) of the General Law of Credit Organizations and Auxiliary Activities, regarding the penalties that may be imposed on persons who, for the purpose of obtaining a loan or credit, provide a credit auxiliary organization with false information regarding the amount of assets or liabilities of an entity or individual or legal entity, if as a result of this, the organization suffers a loss or damage to its assets, regardless of the penalties that may be imposed in accordance with the law.

j)	That “EXITUS CAPITAL” informed that the Privacy Notice can be consulted and is at your disposal in the page of the world wide web “Internet” www.exitus.comand, that I explain the content and scope of the same prior to the collection and processing of your personal data in terms of the provisions of the Federal Law of Protection of Personal Data Held by Private Parties; by virtue of this, you agree with this notice, have full knowledge of its text and express your agreement by signing this “AGREEMENT”.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

Having acknowledged “THE PARTIES”, their express will with which they appear to enter into this agreement, which is free of any defect of consent, they agree to be bound as follows:

C L A U S E S

FIRST - GRANTING OF THE LOAN.

“EXITUS CAPITAL” makes available to “THE BORROWER” a simple loan facility up to the amount specified in NUMBER 13 (AMOUNT OF THE LOAN) of the “TERMS AND CONDITIONS OF THE LOAN”. For purposes of Article 292 (two hundred ninety-two) of the General Law of Credit Instruments and Operations, said amount does not include commissions and expenses in favor of third parties and taxes payable by “THE BORROWER “for the use and payment of the loan granted.

SECOND - DESTINATION OF FUNDS.

“THE BORROWER” undertakes to use the amount of the loan solely and exclusively for the purposes indicated in NUMBER 14 (USE OF THE LOAN) of the “LOAN TERMS AND CONDITIONS”; “EXITUS CAPITAL” may at any time verify that “THE BORROWER” has used the loan proceeds for such purposes.

“THE BORROWER” undertakes to follow lawful commercial practices for the acquisition of the goods and/or services for which this loan is intended.

THIRD - FORM OF DISPOSAL.

“THE BORROWER” may use the simple loan facility, granted as of the date of signature of this “AGREEMENT”, as “EXITUS CAPITAL” authorizes it upon request received from “THE BORROWER”, as long as it is up to date in the compliance of the obligations established in this “AGREEMENT” and there are available resources in the Treasury of “EXITUS CAPITAL”.

The drawdown shall be made in the manner established in NUMBER 15 (FORM AND NUMBER OF DISPOSALS) of the “LOAN TERMS AND CONDITIONS”, and shall not exceed the TOTAL AMOUNT OF THE LOAN, nor the term established in this “AGREEMENT”. For each drawdown of the loan, “EXITUS CAPITAL” will deliver to “THE BORROWER” the Amortization Table reflecting: (i) Identification of the Client and the Loan; (ii) Commencement and maturity date; (iii) Amount of the drawdown; (iv) Term of the drawdown; (v) Interest Rate; (vi) Commissions; (vii) Period or payment number; (viii) Collection date and payment due date; (ix) Number of days of the period; (x) Unpaid principal balance; (xi) Amount of credit to principal; (xii) Interest earned; (xiii) Interest VAT; and (xiv) Total amount payable for the period. Each drawdown will be documented by signing a promissory note, which must be duly subscribed by “THE BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” as “GUARANTOR (AVALISTA)”, denominated in local currency or its equivalent in US dollars and that the maturity date does not exceed the term established for its payment in this “AGREEMENT”, said promissory note must be delivered prior to the dispersal of the funds. The aforementioned promissory note is of a causal nature and, consequently, does not constitute novation, modification or extinction of the obligations that “THE BORROWER” has contracted in favor of “EXITUS CAPITAL” in this “AGREEMENT”.

Likewise, in the event that the extension of the term of the loan is carried out, for the additional 06 (six) months established in NUMBER 17 (TERM OF THE LOAN) and NUMBER 26 (TERM) of the “TERMS AND CONDITIONS OF THE LOAN”, “THE BORROWER” shall replace the promissory note with a new promissory note modifying the terms and conditions thereof, in order to record said extension of term, and “EXITUS CAPITAL” hereby agrees and undertakes to cancel the existing promissory note and deliver said cancelled promissory note to “THE BORROWER”.

“THE BORROWER” hereby instructs “EXITUS CAPITAL” so that the amount of the drawdowns be paid in pesos and funds immediately available to the bank account indicated in NUMBER 16 (ACCOUNT OF “THE BORROWER”) of the “LOAN TERMS AND CONDITIONS”, and/or if applicable, to the account that “THE BORROWER” notifies to “EXITUS CAPITAL” in writing 3 (three) business days before the funds are disbursed; therefore, the sole impression of the Interbank Electronic Payment System (SPEI) shall be sufficient proof to evidence the delivery of the loan funds.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

FOURTH - AMORTIZATION OF THE LOAN.

“The BORROWER” is obliged to pay the total amount of the capital drawn down to EXITUS CAPITAL in the number of payments established in the NUMBER 18 (AMORTIZATION OF THE LOAN) of the “TERMS AND CONDITIONS OF THE LOAN”.

“The BORROWER” agrees to make the principal payments on the dates and in the amounts established in the amortization table and in the promissory note that documents the drawdown of the loan, as well as the other payments in local currency or its equivalent in US dollars, as established in this “AGREEMENT”, without the need for any requirement, prior collection or notice whatsoever, at the domicile of “EXITUS CAPITAL” or by means of deposit or electronic transfer in local currency or its equivalent in US dollars, funds freely transferable and immediately available on the same day to the bank account indicated in NUMBER 24 (ACCOUNT OF “EXITUS CAPITAL”) of the “LOAN TERMS AND CONDITIONS” opened in the name of “EXITUS CAPITAL”; or in the bank account notified by “EXITUS CAPITAL” in writing or any other electronic means (three days) before “THE BORROWER” must make any interest or principal payment.

Payments made by “THE BORROWER” will be credited as follows:

a)	Cash, the same day it is deposited.

b)	Check payable to a credit institution: the aforementioned check will be received safe and sound and, if applicable, the amount covered by the check will be credited the following business day if payment is made before 4:00 p.m., Central Time, Mexico, or no later than the second business day following if payment is made after 4:00 p.m., Central Time, Mexico;

c)	Electronic funds transfer: (l) on the same day those made through the Interbank Electronic Payments System (SPEI); and (ll) the business day following the transfer is ordered, if the payment is made through the Electronic Transfers System.

The payment deadline will be the date indicated in the Amortization Table. When the due date for payment is on a non-business day, it will be carried over to the following business day, without any commissions, penalties and/or late payment interest for “THE BORROWER”. For the purposes of this “AGREEMENT”, a business day shall be understood as any day on which, in accordance with the general provisions issued annually by the National Banking and Securities Commission, Credit Institutions must keep their doors open to the public for the execution of financial transactions.

The payments made by “THE BORROWER” in favor of “EXITUS CAPITAL” shall be applied in the following order:

i)	Costs of litigation, collection or other items accounted for, previously determined by judicial authority, if any,
ii)	Contractual penalties
iii)	Value Added Tax (VAT) on default interest, if taxed,
iv)	Default interest, if any,
v)	Commissions
vi)	Overdue capital
vii)	Current capital

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

FIFTH - DEFAULT INTERESTS.

In the event that “THE BORROWER” is in default in the timely fulfillment of its payment obligations under this “AGREEMENT”, “THE BORROWER” agrees to pay “EXITUS CAPITAL” default interest on overdue loan balances at the rate of the FIXED ANNUAL DEFAULT INTEREST RATE specified in NUMBER 20 (FIXED ANNUAL DEFAULT INTEREST RATE) of the “LOAN TERMS AND CONDITIONS”, from the date on which the default occurs until the date of full payment. The foregoing, notwithstanding that “EXITUS CAPITAL” may terminate the debt in advance in accordance with the terms established in this “AGREEMENT”.

Default interest shall be caused as from the date of default and until precisely the day on which “THE BORROWER” makes the payment thereof. Default interest will be calculated on the day of payment according to the following procedure:

1.	Divide the applicable FIXED ANNUAL DEFAULT INTEREST RATE expressed as a percentage by 360 (three hundred and sixty) days.

2.	The result of the above operation, expressed as a percentage, shall be multiplied by the number of days in which the delinquency actually occurred.

3.	The result of the above operation, expressed as a percentage, will be multiplied by the past due and unpaid balance (including principal and interest), and the product of such multiplication will be expressed in Mexican pesos and will correspond to the amount of late interest payable.

The FIXED ANNUAL DEFAULT INTEREST RATE shall also be applied to the amount of the equity obligations payable by “THE BORROWER” that are not for principal or interest provided for in this “AGREEMENT”, if they are not fulfilled in accordance with the terms agreed therein.

SIXTH - COMMISSIONS.

“THE BORROWER” undertakes to pay “EXITUS CAPITAL”, as of the date of signature of this “AGREEMENT” ,the following commissions:

A.	OPENING COMMISSION: For the contracting of the loan, “THE BORROWER” agrees to pay “EXITUS CAPITAL” on a single occasion during the term of the “AGREEMENT”, the amount resulting from multiplying the percentage indicated in NUMBER 21 (OPENING COMMISSION) of the “LOAN TERMS AND CONDITIONS” by the amount established in NUMBER 13 (AMOUNT OF THE LOAN) of the “LOAN TERMS AND CONDITIONS”. “THE BORROWER” irrevocably authorizes “EXITUS CAPITAL” to deduct and withhold the total amount of this fee plus the corresponding Value Added Tax (VAT) from the first drawdown of the loan or, if applicable, in the manner established in NUMBER 21 (OPENING COMMISSION) of the “LOAN TERMS AND CONDITIONS”.

B.	INVESTIGATION AND/OR FORMALIZATION EXPENSES: For the consultation of its credit status in the credit bureau, as well as for the investigation of the applicant’s credit and legal background and, its economic activity, savings capacity and payment capacity, “THE BORROWER” agrees to pay to “EXITUS CAPITAL” on a single occasion during the term of the “AGREEMENT”, the amount resulting from multiplying the percentage indicated in NUMBER 22 (RESEARCH AND/OR FORMALIZATION EXPENSES) of the “LOAN TERMS AND CONDITIONS” by the amount established in NUMBER 13 (TOTAL AMOUNT OF THE LOAN) of the “LOAN TERMS AND CONDITIONS”. “THE BORROWER irrevocably authorizes “EXITUS CAPITAL” to deduct and withhold the total amount of this fee, plus the corresponding Value Added Tax (VAT), from the first drawdown of the Loan or, if applicable, in the manner set forth in NUMBER 22 (RESEARCH AND/OR FORMALIZATION EXPENSES) of the “LOAN TERMS AND CONDITIONS”.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

C.	COMMISSION FOR DISPOSAL / TRANSACTION: For drawing down the loan periodically, “THE BORROWER” is obliged to pay “EXITUS CAPITAL” for each drawdown it makes, the amount resulting from multiplying the percentage indicated in NUMBER 23 (COMMISSION FOR DISPOSAL / TRANSACTION) of the “LOAN TERMS AND CONDITIONS” by the amount of the drawdown of the loan to be carried out. “THE BORROWER” irrevocably authorizes “EXITUS CAPITAL” to deduct and withhold the total amount of this commission, plus the corresponding Value Added Tax (VAT) from each drawdown of the Loan. This commission will be generated each time “THE BORROWER” draws down the loan and will be charged as many times as the Loan is drawn down.

SEVENTH - FUNDING OF “EXITUS CAPITAL”.

“THE PARTIES” agree that it is the exclusive power of “EXITUS CAPITAL”, and without its responsibility to grant the resources for the loan through its own funding or by obtaining all or part of the funding and/or guarantee under programs of the Development Banking, Multiple Banking Institutions, Financial Entities, any national or foreign financial intermediary, national or international organization, funds or any other means that “EXITUS CAPITAL” may decide , therefore in this case “THE BORROWER” expressly authorizes “EXITUS CAPITAL” to assign, discount or negotiate before any of the Financial Institutions or Entities it chooses, the contracts and/or promissory notes that represent the provisions of the loan, even before its maturity, in terms of applicable legislation.

“THE BORROWER” authorizes “EXITUS CAPITAL” to oversee the correct application of the loan proceeds, compliance with this “AGREEMENT” and the supervision and monitoring of the loan, in accordance with its operating manuals. By virtue of the foregoing, “THE BORROWER” undertakes to allow “EXITUS CAPITAL”, any institution of the Development Banking, including Nacional Financiera, S.N.C. (NAFIN), Banco Nacional de Comercio Exterior, S.N.C. (BANCOMEXT), Fondo de Garantía y Fomento para la Agricultura, Ganadería y Avicultura (FIRA), Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero (FND), Secretaría de Agricultura, Ganadería, Desarrollo Rural, Pesca y Alimentación (SAGARPA), Secretaría de Hacienda y Crédito Público (SHCP), audit institutions (Órgano Interno de Control, Secretaría de la Función Pública, Auditoría Superior de la Federación, Comisión Nacional Bancaria y de Valores and external auditors) and any agency, financial intermediary or international or national organization that has intervened in the financing of the loan and/or its representatives or the personnel designated by them (who together and hereinafter will be referred to as “THE FUNDERS”), supervise and audit its business, for which reason “THE BORROWER” undertakes before them to:

i.	Show them financial and accounting statements
ii.	Provide them with any information or documents requested
iii.	Allow them access to their offices
iv.	Provide them with accounting information, documents and data requested in relation to the credits discounted by “EXITUS CAPITAL” if applicable.

“THE BORROWER” assumes any liability and, if applicable, undertakes to pay any penalty for any breach of the operating rules of any of “THE FUNDERS” with which “EXITUS CAPITAL” carries out the funding of the factoring, when they have been communicated or requested to “THE FUNDERS”.

In general, and particularly in the event that its loan is funded through one or more of the entities mentioned in the first paragraph of this clause, “THE BORROWER” agrees to follow lawful commercial practices in the acquisition of the goods or services to which the loan resources are destined, as well as to comply with the provisions and recommendations established in the Anticorruption Guide indicated by said entity(ies), which “EXITUS CAPITAL” delivers to “THE BORROWER” electronically upon signing this “AGREEMENT”.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

EIGHTH - PREPAYMENTS AND ADVANCE PAYMENTS.

At any time “THE BORROWER” may make advance payments or prepayments. “EXITUS CAPITAL” is obligated to accept prepayments of credits of less than the equivalent of 900,000 UDIS, provided that “THE BORROWER” requests it, is current with payments due and the amount of the prepayment is equal to or greater than the payment to be made in the corresponding period. Payments made by “THE BORROWER” before the due date shall be considered as prepayments and not advance payments.

When “THE BORROWER” requests to make prepayments, “EXITUS CAPITAL” will inform it of the outstanding balance, such information will be delivered in writing if the prepayment is made at its domicile or by telephone.

Prepayments will be applied exclusively to the unpaid principal balance. When the amount of the prepayments is not sufficient to repay the outstanding balance in full, “EXITUS CAPITAL” must reduce the amount of the outstanding periodic payments, except when it agrees with “THE BORROWER” to reduce the number of payments to be made. “EXITUS CAPITAL” shall calculate the amount of interest to accrue, based on the new outstanding balance.

Each time “THE BORROWER” makes a prepayment, “EXITUS CAPITAL” shall deliver a receipt of such payment, as well as the corresponding Amortization Table, together with the following account statement. In the case of prepayments for an amount equal to the outstanding balance, “EXITUS CAPITAL” , in addition to the proof of payment, must deliver or keep at the disposal of “THE BORROWER”, the account statement or document evidencing the end of the contractual relationship and the non-existence of debts derived exclusively from such relationship, within 10 (ten) business days after the payment of the debts has been made or on the next interest calculation date indicated on the cover page under the heading “cut-off date”.

“EXITUS CAPITAL must report to the credit information companies that the account is closed without any debts within the term established by the Law to Regulate Credit Information Companies.

Once the agreement is terminated, if there is a balance in favor of “THE BORROWER”, it will be delivered on the date of termination of the relationship and if “THE BORROWER “does not come to receive it, “EXITUS CAPITAL” will inform that the balance is available at its domicile and will be returned to it in the same monetary instrument in which the payment was received.

Advance payments: “EXITUS CAPITAL” may receive advance payments in order to apply them to cover immediate subsequent periodic payments of the loan, provided that there is a written request from “THE BORROWER”. When the amount of the payment exceeds the amount to be covered in a period, “THE BORROWER” must authorize that the funds delivered in excess of its due obligations are not applied for the prepayment of the principal, but as advance payments, by means of a written document with a handwritten signature that includes the following legend: “The User authorizes that the funds delivered in excess of its due obligations are not applied for prepayments of the principal, but are used to cover in advance the periodic payments of the immediately following loan”.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

When “EXITUS CAPITAL” receives the payment not yet due for the period or lesser amounts, it will not be necessary to send the letter mentioned in the previous paragraph. Each time “THE BORROWER” makes an advance payment; “EXITUS CAPITAL” shall deliver or make available to the latter, the statement of account or document evidencing the advance payment and shall deliver the corresponding receipt.

When the termination of the agreement is through another “Financial Institution”, the latter will settle the debt of “THE BORROWER” according to the information provided by “EXITUS CAPITAL” and, once the debts are covered, the latter waives all remaining collection rights that may subsist after the moment of cancellation.

NINTH - TERM OF THE “AGREEMENT”.

“THE PARTIES” agree that this “AGREEMENT” shall be in force as of the date of its execution and during the period indicated in NUMBER 26 (TERM) of the “LOAN TERMS AND CONDITIONS”, said term (including the extensions for six (6) additional months requested by “THE BORROWER” through written notification to “EXITUS CAPITAL”) shall be extended only by means of a written agreement signed by “THE PARTIES”. The “AGREEMENT” shall remain in force as long as there is an unpaid balance of the principal and accessory amounts or any of the obligations of “THE BORROWER” are pending payment.

“EXITUS CAPITAL” reserves the right to terminate this “AGREEMENT” early in the event of any of the situations mentioned in CLAUSE SIXTEENTH.

“EXITUS CAPITAL” shall have the right to make a comprehensive review of the loan at any time, in order to verify compliance with the conditions and obligations of “THE BORROWER”, “THE JOINT OBLIGOR” and/or “THE GUARANTOR (AVAL)” and “THE GUARANTOR”; to this end, “THE BORROWER” undertakes to keep its information updated and deliver it at any time requested by “EXITUS CAPITAL”.

TENTH - JOINT OBLIGATION.

“THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” is constituted as joint obligor and/or Guarantor of “THE BORROWER”, with respect to “EXITUS CAPITAL”, in terms of Articles 1988 (one thousand nine hundred and eighty-eight), 1989 (one thousand nine hundred and eighty-nine) and other applicable articles of the Federal Civil Code and their correlatives in the other Civil Codes of the States of the Mexican Republic, as well as in terms of articles 109 (one hundred and nine) to 116 (one hundred and sixteen) in relation to article 174 (one hundred and seventy four) in force and other applicable articles of the General Law of Credit Instruments and Operations, for which it is obligated to respond absolutely and unconditionally for the total and timely payment of each and every one of the obligations that derive or may derive from “THE BORROWER” in accordance with the provisions of this “AGREEMENT” and other documentation related to the same. For these purposes, it is considered that the obligations derived from the “AGREEMENT” are indivisible, so that “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” is liable for the totality of the loan granted. “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” undertakes to comply with each and every one of the terms contained herein, as well as to subscribe the promissory note(s) documenting the provisions of the loan, as guarantor in terms of the provisions of the General Law of Credit Instruments and Operations and the General Law on Credit Organizations and Ancillary Activities in force. “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” hereby waives the benefits of order, excusion and division referred to in Articles 2816 (two thousand eight hundred sixteen), 2822 (two thousand eight hundred twenty-two), 2823 (two thousand eight hundred twenty-three), 2839 (two thousand eight hundred thirty-nine) in force and other applicable articles of the Federal Civil Code and their correlative articles of the States of the Mexican Republic.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

“THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” submits its equity and/or analytical statement in which it indicates that it has sufficient personal and real property and rights to comply with the obligations agreed in this “AGREEMENT” , specifically those indicated in NUMBER 30 (PROPERTY OF THE “JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)”) of the “LOAN GUARANTEE(S)” and, in this act it undertakes to keep free of any lien, guarantee, charge or limitation of ownership of said assets, during the term of this “AGREEMENT”, and therefore may not encumber them, commercialize them or in any way generate or allow a detriment to them, without prior notice to “EXITUS CAPITAL”.

In the event that “THE BORROWER” or “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” become aware of any action that could adversely affect the rights and/or ownership of the assets, they must notify “EXITUS CAPITAL” in writing within 3 (three) business days following the date on which they become aware of such action. “EXITUS CAPITAL” may request an extension of the assets granted in guarantee or stated in the patrimonial relationship, which must be kept free of any lien, guarantee, assignment, charge or limitation of ownership during the term of the obligations contracted in the “AGREEMENT”.

ELEVENTH - GUARANTEES.

With the purpose of guaranteeing all the obligations contracted in this “AGREEMENT”, especially the timely payment of the amount mentioned in NUMBER 13 (TOTAL AMOUNT OF THE LOAN) of the “LOAN TERMS AND CONDITIONS”, interest and other benefits and accessories derived from this “AGREEMENT”, of the law or judicial resolutions, “THE BORROWER”, “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “THE GUARANTOR” irrevocably constitute the GUARANTEES described in NUMBER 29 (DESCRIPTION AND CONDITIONS OF THE GUARANTEE) of the “GUARANTEE(S) OF THE LOAN”.

“THE BORROWER” AND “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” in order to comply with the payment obligations assumed in this instrument shall respond with all their assets, regardless of whether they have been indicated in the analytical list or not.

In the event that “THE BORROWER” fails to comply with the obligations assumed under the terms of this “AGREEMENT”, “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” shall be liable for the same, in an unlimited manner up to the total amount of the corresponding debt, in the event that “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” does not fully comply with the obligations of “THE BORROWER”, the “JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)”and the “GUARANTOR” hereby expressly authorize “EXITUS CAPITAL” to carry out the necessary actions for the execution of the guarantee granted in the first place or simultaneously with the coercive collection that is exercised on “THE BORROWER” and/or “THE JOINT OBLIGOR”.

TWELFTH - AFFIRMATIVE AND NEGATIVE COVENANTS.

I.	“THE BORROWER” OBLIGATIONS:

During the term of this “AGREEMENT” and until the total payment of the provisions, interest, commissions, expenses in favor of third parties and any other obligation owed by “THE BORROWER” as set forth herein, “THE BORROWER” undertakes to:

a)	Deliver to “EXITUS CAPITAL” within 60 (sixty) calendar days following the close of each quarter, internal financial statements for the immediately preceding quarter, duly signed by the legal representative and the person responsible for the finance area or its equivalent, together with a report stating whether as of the date of said financial statements any case of non-compliance under this “AGREEMENT” has occurred and in the event that a case of non-compliance exists, specify the nature thereof and, if applicable, the measures that have been taken and will be taken to remedy it.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

b)	Deliver to “EXITUS CAPITAL” within 150 (one hundred and fifty) calendar days following the close of its fiscal year, annual financial statements (balance sheet, income statement, cash flow statement) audited, together with a letter signed by the legal representative and the person responsible for the finance area or its equivalent, certifying that no case of non-compliance has occurred and, if not, specifying the nature thereof and, if applicable, the measures that have been and will be taken to remedy it.

c)	Notify “EXITUS CAPITAL” within 15 (fifteen) calendar days of becoming aware of any occurrence that constitutes or may constitute an “event of default”, together with a statement containing the details of such occurrence, as well as the measures that have been and will be taken to remedy it.

d)	To notify “EXITUS CAPITAL” within 15 (fifteen) calendar days from its knowledge, of the existence of i) any claim, action, litigation, proceeding, appeal or arbitration before any administrative or judicial authority, or national or foreign arbitration body, ii) any labor dispute whenever it affects or foreseeably may substantially and adversely affect the business, operations or properties of “THE BORROWER”, and iii) any other liability or contingent liability payable by “THE BORROWER”.

e)	Comply with all applicable laws, regulations, decrees, rules and orders of any nature, including, without limitation, the timely payment of all contributions and charges imposed on “THE BORROWER” and its properties.

f)	To maintain in full force and effect the licenses, authorizations, concessions, permits or registrations it holds as of the date of execution of the “AGREEMENT”, and to obtain the licenses, authorizations, concessions, permits or registrations that may be required in the future for the ordinary course of its business and the fulfillment of its obligations under the “AGREEMENT”.

g)	To keep its accounting records in accordance with the Financial Reporting Standards applied in Mexico, which shall adequately reflect its operations, properties and financial situation; therefore, it shall allow “EXITUS CAPITAL” to visit its offices and facilities, and examine the accounting records, as well as provide “EXITUS CAPITAL” with the clarifications it may reasonably request regarding the accounting records, prior written notice to “THE BORROWER” with 5 (five) calendar days in advance.

h)	Maintain all assets necessary for its operation in good condition and make all necessary repairs, replacements, additions and improvements.

i)	It must conserve and maintain its corporate structure, existence and legal personality without changes to its bylaws, except for those bylaw changes that: (i) are made to address the Decree amending, adding and repealing various provisions of the Federal Labor Law; of the Social Security Law; of the Law of the National Workers’ Housing Fund Institute; of the Federal Tax Code; of the Income Tax Law; of the Value Added Tax Law; of the Federal Law of Workers in the Service of the State, Regulatory of section B) of article 123 of the Constitution; of the Regulatory Law of section XIII BIS of section B, of article 123 of the Political Constitution of the United Mexican States, regarding labor subcontracting dated April 23, 2021, and published in the Official Gazette of the Federation of Mexico on such date (the “Labor Reform”); or (ii) do not affect the payment capacity of “THE BORROWER”.

j)	Comply with its payment obligations derived from any credit it maintains with “EXITUS CAPITAL” or any other.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

k)	Maintain its business in operation, without modifying its corporate purpose or economic activity and legal nature, without the prior written consent of “EXITUS CAPITAL”, except for those modifications that: (i) cope with the Labor Reform; or (ii) do not affect the payment capacity of “THE BORROWER”.

l)	Authorize “EXITUS CAPITAL” during the term of the “AGREEMENT” to make inquiries to credit information companies.

m)	Verify and carry out each and every one of the necessary steps and actions whose purpose is that “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR” strictly and punctually comply with each and every one of its obligations.

n)	To cooperate, if applicable, with “EXITUS CAPITAL” to manage, process and obtain the registration of the guarantees granted before the Public Registry of Property and Commerce or the Single Registry of Movable Guarantees, with “THE BORROWER” assuming the obligation to pay all notary fees, expenses, rights and taxes that may be caused to obtain the corresponding registration.

o)	Maintain all its insurance guarantees on its goods and assets, in case of not doing so, “EXITUS CAPITAL” will be able to make the payment being the exclusive beneficiary. Likewise, “THE BORROWER” shall deliver copies of its insurance policies to “EXITUS CAPITAL”. Not applicable.

p)	To use the loan for working capital, without changing the destination of the purposes indicated in NUMBER 14 (USE OF THE LOAN) of the “LOAN TERMS AND CONDITIONS”.

q)	Comply with the obligations set forth in NUMBER 25 (ADDITIONAL OBLIGATIONS) of the “LOAN TERMS AND CONDITIONS”.

r)	It may not carry out acts tending to its dissolution, liquidation, transformation, merger, spin-off or bankruptcy, or make changes in the line of business or in the nature of the business; it being understood that “THE BORROWER” may, without the prior authorization of “EXITUS CAPITAL”, transform, merge and/or spin-off, provided that, in the cases of merger and spin-off, “THE BORROWER” is the surviving company.

s)	It must not make changes in the integration of its capital stock and must maintain the same shareholder control at the time of contracting the loan; except when such change in the integration of capital stock or shareholder control occurs with an affiliate of “THE BORROWER”. It may not reduce its minimum capital stock, nor grant or distribute dividends to its shareholders, except with prior notice to “EXITUS CAPITAL”; it is understood that no notice shall not be required when the shareholder to which such dividend is granted or distributed is a subsidiary and/or affiliate of “THE BORROWER”.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

t)	Not to constitute any encumbrance on its assets, nor to alienate, assign or transfer by any means its goods or rights, unless prior notice is given to “EXITUS CAPITAL”; provided, however, that notice shall not be required when liens are created and/or granted in connection with: (i) the loan agreements entered into with Monroe Capital Management Advisors LLC (the “Monroe Loan”), Nexxus Capital Private Equity Fund VI, L.P., Banco Nacional de México, S.A., Miembro del Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the trust “Nexxus Capital VI” and identified with No. F-173183, and Banco Nacional de México, S.A., Integrante del Grupo Financiero Banamex, División Fiduciaria, as trustee of the irrevocable trust F/17937-8 (jointly, with the Monroe Loan, the “Relevant Loans”); or (ii) any other credit and/or loan agreement that “THE BORROWER” enters into in the future, in order to, among others, substitute, prepay, refinance and/or restructure the Relevant Loans.

u)	It may not grant preferential conditions to another creditor, in terms of guarantees or payment flow that subordinates the position of “EXITUS CAPITAL”, except for the Monroe Loan, and/or any other credit and/or loan that “THE BORROWER” may enter into in the future, in order to, among others, substitute, prepay, refinance and/or restructure the Monroe Loan, which conditions shall be preferential in terms of payment flow and/or priority against “EXITUS CAPITAL”.

v)	It may not guarantee obligations of third parties, nor grant guarantees or sureties, nor contract additional short or long-term debt, nor grant loans to shareholders or partners, unless “EXITUS CAPITAL “has been previously notified; it being understood that no notice shall be required to: (i) guarantee obligations of third parties, grant guarantees and/or sureties in connection with the Relevant Credits and/or any other credit and/or loan agreement, which “THE BORROWER” enters into in the future, in order to, among others, substitute, prepay, refinance and/or restructure the Relevant Credits; or (ii) to contract a credit and/or loan, in order to, among others, substitute, prepay, refinance and/or restructure the Relevant Credits.

w)	It may not sell, donate, encumber or dispose in any way, in whole or in part, the shares of its company, unless it has previously notified “EXITUS CAPITAL”; it being understood that no notification shall not be required when such sales, donations, encumbrances or disposals do not affect the payment capacity of “THE BORROWER”, or are made to an affiliate of “THE BORROWER”.

x)	To make new investments in order to have corporate control of another legal entity, unless “EXITUS CAPITAL “has been previously notified.

“THE PARTIES” agree that the foregoing obligations may be conditions precedent to the obligation of “EXITUS CAPITAL” to grant the provisions of the loan.

II.	OBLIGATIONS OF “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR”:

During the term of this “AGREEMENT” and until the total payment of the drawdowns, interest, commissions, expenses in favor of third parties and any other obligation owed by “THE BORROWER” as set forth herein, “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR” undertakes:

a)	To be up to date, to the satisfaction of “EXITUS CAPITAL”, in the totality of the loans of which they are a party, which they must prove with the credit bureau report.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

b)	Not to sell, donate, encumber or enter into any legal act with the purpose of substituting or separating its real or personal property that constitute its current assets and that are voluntarily considered to be subject to the personal guarantee that it hereby assumes, unless prior notice is given to “EXITUS CAPITAL”.

c)	Maintain its property up to date in the payment of any tax or contribution, among others, the property tax, its water service rights or any other contribution to its charge, which derives from the possession of the same.

d)	Not to exercise the collection rights or any other actions that may correspond to them against “THE BORROWER” until “EXITUS CAPITAL” has received full payment of the obligations contained in this “AGREEMENT”.

e)	They expressly agree and undertake with respect to all their assets, including but not limited to:

1.	Not to transfer, affect in trust or physically or legally modify its assets, except by prior notice to “EXITUS CAPITAL”.

2.	Not to carry out any act by virtue of which its assets are affected or may be seized or be the object of any judicial or administrative action against it;

3.	Not to grant any type of irrevocable, general or special power of attorney for the purpose of transferring, encumbering or disposing of its assets in any way, except by prior notice to “EXITUS CAPITAL”.

4.	Not to modify the tax regime under which they are currently registered before the Federal Taxpayers Registry of the Ministry of Finance and Public Credit, except with prior notice to “EXITUS CAPITAL”.

5.	Not to constitute any encumbrance on its assets, nor to alienate, assign or transfer by any means its goods or rights, unless prior notice is given to “EXITUS CAPITAL”.

6.	It may not guarantee any obligation of any person, nor grant any endorsement or guarantee or encumber its assets, nor contract additional short or long-term debt, nor grant loans to shareholders, except by prior notice to “EXITUS CAPITAL”.

THIRTEENTH - FORCE MAJEURE OR ACTS OF GOD.

“THE BORROWER”, “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” and “THE GUARANTOR” are obligated to comply with this “AGREEMENT” even in the event of an act of God or force majeure, pursuant to the terms of Article 2111 (two thousand one hundred and eleven) of the Federal Civil Code and its correlatives in the civil codes of the states of the Mexican Republic.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

FOURTEENTH - ENVIRONMENTAL PROTECTION.

“THE BORROWER” undertakes that in the development of its business it will seek the preservation and improvement of the environment, as well as the welfare of its workers and the surrounding population and avoid any damage to them through the implementation of the following actions:

a.	Operate in a professional manner and provide periodic maintenance to the machinery and equipment used in the company’s activities.

b.	Do not dump solid or liquid waste without prior authorization from the competent environmental authority.

c.	To protect the health of workers and the surrounding population.

d.	Comply with local, regional and national socio-environmental regulations.

“EXITUS CAPITAL” may, if it deems it necessary, visit the facilities of “THE BORROWER” and make technical orientations or recommendations regarding the environmental and social aspects of the operation, in order to evaluate compliance with the provisions of this clause.

FIFTEENTH - ANTI-CORRUPTION.

In the development of its commercial activities and in the application of the resources derived from this loan, “THE BORROWER” undertakes to follow lawful commercial practices, comply with the anti-corruption policy of “EXITUS CAPITAL”, as well as not to engage in or tolerate any act of corruption, understood as bribery, extortion or instigation of crime, influence peddling and money laundering of the proceeds of these practices.

“THE BORROWER” undertakes to develop and comply with reasonable preventive measures to prevent its officers, representatives, employees, affiliates, subcontractors or agents from incurring in corrupt practices.

SIXTEENTH - TERMINATION CAUSES OF THE AGREEMENT.

“EXITUS CAPITAL” may terminate this “AGREEMENT” early if any of the following “events of default” occur:

a)	If “THE BORROWER” does not pay at maturity any amount of the principal drawn down, interest, commissions and any other amounts due under this “AGREEMENT”, or any other line of credit or obligation in favor of “EXITUS CAPITAL”.

b)	The determination that any statement of “THE BORROWER” is false or incorrect, or that any certificate or document delivered by “THE BORROWER” to “EXITUS CAPITAL” is false.

c)	The non-compliance by “THE BORROWER” and/or “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR” of any obligation covenant or agreement that must be complied with pursuant to this “AGREEMENT”, especially those set forth in CLAUSE ELEVENTH.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

d)	The state of insolvency or the declaration of bankruptcy of “THE BORROWER”, disqualification as a merchant or the assignment of “THE BORROWER” of a substantial part of its assets in favor of its creditors, or the deprivation of the domain, custody or control of a substantial part of the assets or business of “THE BORROWER”, by expropriation, seizure or intervention by any governmental authority.

e)	If “THE BORROWER” does not maintain the same shareholding control during the term of this “AGREEMENT”, without the prior written consent of “EXITUS CAPITAL”.

f)	If “THE BORROWER” performs acts tending to alienate or encumber itself during the term of this “AGREEMENT”, without the prior written consent of “EXITUS CAPITAL”.

g)	If any authority or any person confiscates, expropriates or assumes custody or control of all or any important part of the assets of “THE BORROWER”, or displaces the management of “THE BORROWER”, or limits its power to operate its business.

h)	If the amount of the loan is not used for the purposes indicated in NUMBER 14 (USE OF THE LOAN) of the “CONDITIONS OF THE CREDIT” respectively.

i)	If “THE BORROWER” fails to pay its tax or social security contributions or any other contributions to which it is obligated, or if labor or tax disputes arise that jeopardize the continuity of normal operations of “THE BORROWER”.

j)	If “THE BORROWER” admits in writing its inability to pay its debts, or makes a general assignment of its assets for the benefit of different creditors, or enters into insolvency proceedings;

k)	If “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR “guarantee or allow debts to be guaranteed through the constitution of mortgage, pledge or any other encumbrances or guarantees on all or part of the goods given as guarantee.

l)	If “THE BORROWER” or “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR” fails to comply with any other agreement or contract by virtue of which it receives loans, credits or financing of any kind from “EXITUS CAPITAL” or third parties.

m)	If “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR”, due to any lawsuit initiated against it, should deteriorate it’s financial or economic stability, which would be detrimental to the payment of the loan or the guarantees granted, as the case may be.

n)	If any falsehood is discovered in the information or documentation provided by “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR”, which served as the basis for granting the loan, this regardless of the penalties that may be applicable by law.

o)	Any failure to comply with any of the Affirmative and Negative Covenants, partially or totally.

In the event that any of the foregoing events occurs and the “AGREEMENT” is terminated, the provisions of CLAUSE SEVENTEENTH shall apply.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

SEVENTEENTH - EARLY TERMINATION.

In the event of the occurrence of any of the “events of default” mentioned in the preceding clause or of any obligation agreed upon in the “AGREEMENT”, “EXITUS CAPITAL” may terminate this “AGREEMENT” in advance , without the condition of presentation, requirement, demand, request or other notice of any other nature, all of which “THE BORROWER” hereby expressly waives.

“EXITUS CAPITAL” shall declare due and payable immediately the unpaid amount of the principal drawn down, the default interest accrued thereon and the other amounts payable under the terms of this “AGREEMENT” and shall be due and payable immediately in the event of any breach of the obligations of this “AGREEMENT”.

“THE BORROWER” may request at any time the early termination of this “AGREEMENT” without any charge, commission or penalty , and is obliged to immediately pay the unpaid balance of the credit drawn down, including the principal and other amounts generated by the same, in accordance with the provisions of clause THIRTEENTH of this “AGREEMENT”.

EIGHTEENTH - LOAN RESTRICTION.

In terms of the provisions of Article 294 (two hundred and ninety four) of the General Law of Credit Instruments and Operations, “THE PARTIES” hereby expressly and irrevocably agree that “EXITUS CAPITAL” may, at any time and without the need to comply with any requirement other than giving written notice to “THE BORROWER”, restrict the amount of the Credit or the Drawdown Period or both at the same time, as well as denounce this instrument.

Once the amount of the Loan or the Disposal Period or both at the same time has been restricted, or the “AGREEMENT” has been denounced, the Loan will be extinguished in the part that has not been drawn down by “THE BORROWER” up to that moment. The portion of the Loan that “THE BORROWER” has drawn down up to that moment, at the sole discretion of “EXITUS CAPITAL”: (i) shall be maintained with the same payment conditions as the date on which “THE BORROWER” made the respective drawdown; or (ii) the agreed terms shall be terminated in advance and “THE BORROWER” shall pay “EXITUS CAPITAL” immediately the amount of the amount of the Credit it has drawn down, plus any other amounts it owes for any other concept pursuant to this “AGREEMENT”.

NINETEENTH - LOAN CANCELLATION.

Pursuant to the provisions of Article 11 Bis 1 (eleven bis one) of the Law for the Transparency and Regulation of Financial Services, “THE BORROWER” has a term of 10 (ten) business days after the signing of this “AGREEMENT” to cancel the same without liability for “THE BORROWER” and without any fee charged by “EXITUS CAPITAL”, the latter shall not charge any commission whatsoever, provided that “THE BORROWER” has not used the credit granted, returning things to the state they were in prior to the signing.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

TWENTIETH - ACCOUNT STATEMENTS.

“EXITUS CAPITAL” will send a monthly statement of account to “THE BORROWER” via e-mail within 10 (ten) calendar days after the cut-off date of each month, which will contain at least the following information: (i) Name, address, telephone number and address of “EXITUS CAPITAL” (ii) name of “THE BORROWER”; (iii) Credit identification data; (iv) The period to which it corresponds; (v) The due date for the payment of ordinary interest or the corresponding amortization; (vi) The unpaid balance of the loan, as well as the payments made during the period including, if applicable, prepayments; the application of each payment and, if applicable, the charges made for the period itself, indicating the concept, if applicable, the number of payments pending, and (vii) the ordinary and moratorium interest rate (hereinafter the Account Statement). The foregoing in substitution of the obligation to send the statement of account to the domicile of “THE BORROWER”, in the understanding that “THE BORROWER” may request at any time that the Account Statement be sent to its domicile.

“THE BORROWER” and “EXITUS CAPITAL” agree that the Account Statement will be sent by e-mail to the address indicated in NUMBER 10 (ADDRESS AND E-MAIL OF “THE BORROWER”) of the “GENERAL INFORMATION” and on the Cover page of this “AGREEMENT” (which is an integral part of the same) and, in case of not receiving the Account Statement, “THE BORROWER” may request it to “EXITUS CAPITAL” at the address indicated in this “AGREEMENT” and in accordance with the procedure established in PROVISION TWENTY FIFTH.

“THE BORROWER” has the right to request any clarification with respect to the information contained in the Account Statement by means of a written statement presented at the domicile of “EXITUS CAPITAL”; in the event that “THE BORROWER” does not contest in writing to “EXITUS CAPITAL” the movements, concepts and amounts reflected in the Account Statement within 90 (ninety) calendar days following the transaction or movement, it will be understood that “THE BORROWER” is in agreement with the contents and therefore cannot deny them.

“ THE PARTIES” acknowledge that electronic means do not constitute an encrypted or secure means of transmission and that therefore errors, delays or problems in transmission and/or unauthorized alterations in the notifications could occur.

Additionally, “THE BORROWER” may make inquiries regarding balances, transactions and movements related to this credit, for which “EXITUS CAPITAL” makes available the telephone number 01 (55) 4170 - 9900, where attention will be provided from Monday to Thursday from 9:00 to 18:00 hours and Friday from 9:00 to 16:00 hours, except on non-business days, and must provide the name or company name of the credit holder.

TWENTY FIRST - ENFORCEABLE TITLE.

In terms of Article 87-F (eighty-seven, dash, letter F) of the General Law of Credit Organizations and Auxiliary Activities, this “AGREEMENT” together with the account statement certified by the Accountant authorized by “EXITUS CAPITAL”, shall be enforceable title without the need of signature acknowledgement or any other requirement.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

TWENTY SECOND - TAC.

The TAC shall be understood as the Total Annual Cost of financing expressed in annual percentage terms, which for information and comparison purposes, incorporates all costs and expenses inherent to the loan. In the specific case, the Total Annual Cost of the loan that “THE BORROWER” hereby contracts is the annual percentage mentioned on the Cover page of this “AGREEMENT” (which is an integral part of the same) without including the corresponding Value Added Tax (VAT), for information and comparison purposes only, and is deemed to be reproduced herein as if it were inserted verbatim.

TWENTY THIRD - LOAN INFORMATION.

“THE BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR”, expressly authorize “EXITUS CAPITAL” that during the term of this “AGREEMENT” and until the totality of the obligations contained herein are fulfilled, to provide, consult, request and obtain from any Credit Information Society, information on the credit operations and others of analogous nature in which it has intervened.

“THE BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR” declare that they are fully aware of the nature and scope of such information, as well as the use that “EXITUS CAPITAL” will make of their information; and consent that “EXITUS CAPITAL” may make periodic inquiries of the credit history of “THE BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR” during the time they maintain a legal relationship, regardless of the term of the relationship.

TWENTY FOURTH - PERSONAL DATA AND CONFIDENTIALITY OF INFORMATION.

“EXITUS CAPITAL” is committed and obliged to keep absolute reserve and confidentiality with respect to all the information provided by “THE BORROWER” in accordance with this “AGREEMENT”, the confidential information to which “EXITUS CAPITAL” has access may not be disclosed to any third party for any reason whatsoever. It is also informed that the data provided will be consulted solely and exclusively by the group of professionals of “EXITUS CAPITAL”. As an exception to the foregoing, “EXITUS CAPITAL” will provide the information of “THE BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR” without prior authorization when requested by the judicial authority or any other authority empowered to do so.

“THE BORROWER” may modify, include or correct data in its file, preserving the confidentiality of the same. The personal data obtained by “EXITUS CAPITAL” from “THE BORROWER”, “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR”, shall be used exclusively for the purposes indicated and authorized in the PRIVACY NOTICE. Likewise, in accordance with the Federal Law for the Protection of Personal Data in Possession of Individuals, it is hereby made known that the PRIVACY NOTICE may be consulted and is available on the “Internet” web page www.exitus.com, whereby “THE BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR” declare that they are aware of its text for all legal purposes and accept the obligations and rights expressed therein by signing this “AGREEMENT”.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

TWENTY FIFTH - REQUESTS, CONSULTATIONS, CLARIFICATIONS, DISAGREEMENTS AND COMPLAINTS.

For the purpose of formulating any clarification, consultation (including information on balances, transactions and movements), disagreement, claim or complaint with respect to the information contained in the account statement or for any event arising from the opening of credit under this “AGREEMENT”, “THE BORROWER” may do so through the Specialized Customer Service Unit.

The process to present before the SPECIALIZED UNIT any doubt, general consultation of the contracted product, consultation of balances, transactions, movements, clarification, request, disagreement, or complaint may be made at any time, in writing with a handwritten signature and prior identification, once the aforementioned documentation has been received, the AGREEMENT and attachments of the contracted product or service, as well as a copy of a valid official identification, will be answered within the terms determined by the Law for the Protection and Defense of the Financial Services User.

For a clarification or claim, “THE BORROWER” has a term of 90 (ninety) calendar days counted from the event that gave rise to it or from the date of calculation of interest, adhering to the following Procedure, provided for in Article 23 (twenty-three) of the Law for the Transparency and Regulation of Financial Services, the procedure for attention provided therein and to which “EXITUS CAPITAL” is subject to is transcribed:

“I. When the Client does not agree with any of the movements that appear in the respective statement account or in the electronic, optical or any other technology means that have been agreed upon, he/she may submit a request for clarification within ninety calendar days from the cut-off date or, if applicable, from the date the transaction or service was performed.

The respective request may be submitted to the branch where the account is located, or to the specialized unit of the institution in question, in writing, by e-mail or any other means by which its receipt can be reliably verified. In all cases, the institution shall be obliged to acknowledge receipt of such request.

In the case of amounts payable by the Client through any mechanism determined for such purpose by the National Commission for the Protection and Defense of Users of Financial Services in general provisions, the Client shall have the right not to make the payment whose clarification is requested, as well as any other amount related to such payment, until such time as the clarification is resolved in accordance with the procedure referred to in this article;

II. Once the request for clarification has been received, the institution shall have a maximum period of forty-five days to deliver the corresponding opinion to the Client, attaching a simple copy of the document or evidence considered for the issuance of said opinion, based on the information that, in accordance with the applicable provisions, must be in its possession, as well as a detailed report which answers all the facts contained in the request submitted by the Client. In the case of claims related to operations carried out abroad, the term provided in this paragraph shall be up to one hundred and eighty calendar days.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

The aforementioned opinion and report must be formulated in writing and signed by authorized personnel of the institution. In the event that, according to the opinion issued by the institution, the collection of the respective amount is appropriate, the Client must make the payment of the amount payable, including ordinary interest as agreed, without the collection of default interest and other accessories generated by the suspension of payment made under the terms of this provision;

III. Within forty-five calendar days from the date of delivery of the opinion referred to in the preceding section, the institution shall be obliged to make available to the Client at the branch where the account is located, or at the specialized unit of the institution in question, the file generated on the occasion of the request, as well as to integrate therein, under its strictest responsibility, all the documentation and information which, in accordance with the applicable provisions, must be in its possession and which is directly related to the corresponding request for clarification and without including data corresponding to operations related to third parties;

IV. In the event that the institution does not give a timely response to the Client’s request or does not deliver the detailed opinion and report, as well as the documentation or evidence referred to above, the National Commission for the Protection and Defense of the Users of Financial Services shall impose a fine in the terms set forth in section XI of article 43 of this Law for an amount equivalent to the amount claimed by the Client in terms of this article, and

V. Until such time as the request for clarification in question is resolved in accordance with the procedure set forth in this article, the institution may not report the amounts subject to such clarification to the credit information companies as overdue.

The foregoing is without prejudice to the right of Customers to appeal to the National Commission for the Protection and Defense of Users of Financial Services or to the corresponding jurisdictional authority in accordance with the applicable legal provisions, as well as the penalties that should be imposed on the institution for non-compliance with the provisions of this article. However, the procedure provided for in this article shall be without effect from the time the Client files its claim before a jurisdictional authority or conducts its claim under the terms and terms of the Law for the Protection and Defense of the Financial Services User.”

In terms of the provisions of the Law for the Protection and Defense of Users of Financial Services in force, “EXITUS CAPITAL” places at your disposal for the presentation and follow-up of requests, consultations, clarifications and complaints related to the operation or service contracted, the Specialized Unit of Attention to Users (UNE) of “EXITUS CAPITAL”, which is available from Monday to Thursday from 9:00 a.m. to 6:00 p.m. and Friday from 9:00 a.m. to 4:00 p.m. at the address located at Carretera México-Toluca Número 5420, piso 8, oficina 801, Colonia El Yaqui, Alcaldía Cuajimalpa de Morelos, Ciudad de México, Código Postal 05320, at the e-mail address unecapital@exitus.com and at the telephone numbers 01 (55) 4170-9916 and 01 (55) 41709-900.

In the event that “THE BORROWER” requires the attention of the National Commission for the Protection and Defense of the Users of Financial Services (CONDUSEF), “EXITUS CAPITAL” makes available the contact information of said entity:

Internet address: www.gob.mx/condusef

Email: asesoria@condusef.gob.mx

Telephone numbers: Nationwide: 01 800 999 80 80 and in Mexico City: (55) 53 40 09 99

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

TWENTY SIXTH - DOMICILES.

Unless otherwise expressly stated, all notices, notifications, communications and requests provided for in this “AGREEMENT” shall be in writing and shall be delivered to each party under this “AGREEMENT” at the addresses set forth in this “AGREEMENT”, or at such other address as such party may designate by written notice given to the other party to this “AGREEMENT”. Such notices and communications shall be effective upon delivery. Likewise, “THE PARTIES” indicate the valid e-mail addresses for the communications that may be made electronically in accordance with this “AGREEMENT”. “THE PARTIES” acknowledge that electronic means do not constitute an encrypted or secure means of transmission and that therefore errors, delays or problems in the transmission and/or unauthorized alterations in the notifications could occur.

For such purposes, “THE PARTIES” indicate as conventional domicile for the purposes of the provisions of article 1070 (one thousand seventy) of the Commercial Code in force, the following:

“EXITUS CAPITAL”:

Carretera México-Toluca número 5420, piso 8, oficina 801, Colonia El Yaqui, Alcaldía Cuajimalpa de Morelos, Ciudad de México, Código Postal 05320.

“THE BORROWER”:

The address and e-mail address indicated in NUMBER 10 (ADDRESS AND E-MAIL OF “THE BORROWER”) of the “GENERAL INFORMATION”.

“THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)”.

The address and e-mail address indicated in NUMBER 11 (“THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)”) of the “GENERAL INFORMATION”.

“THE GUARANTOR”:

The address and e-mail address indicated in NUMBER 12 (“THE GUARANTOR”) of the “GENERAL INFORMATION”.

In the event that any of “THE PARTIES” changes its address or e-mail address, it shall notify it at least 5 (five) days after the change occurs, since, if there is no prior notice to the other party, it shall be understood that any notice or notification made at the addresses or e-mail addresses indicated in this “AGREEMENT” is valid for all legal effects that may be applicable.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

TWENTY SEVENTH -AMENDMENTS TO THE “AGREEMENT”.

“THE PARTIES” agree that any modification to the terms, amount, terms and conditions of the “AGREEMENT”, shall be made only and exclusively by means of a written agreement duly signed by all the parties that appear in this “AGREEMENT”.

“EXITUS CAPITAL” may modify any other conditions of this “AGREEMENT”, prior notice with 30 (thirty) calendar days of anticipation notified to “THE BORROWER” through the Account Statement. In the event that “THE BORROWER” does not agree with the modifications made to the “AGREEMENT”, it may request the termination of the “AGREEMENT” within 30 (thirty) days after the notice without any liability at its expense and under the conditions originally agreed upon, having to cover, if applicable, the debts generated until the termination of the operation or service, without “EXITUS CAPITAL” being able to charge any commission or penalty for such cause. Once the aforementioned term has elapsed, without “EXITUS CAPITAL” having received any communication from “THE BORROWER in relation to the modifications made, all the modifications to this “AGREEMENT” will be considered as accepted. The modifications referred to in this section may not be with respect to commissions, in the understanding that new commissions may not be established, their amount may not be increased, and interest rates may not be modified, except in the case of restructuring with the prior express consent of the User.

TWENTY-EIGHTH - POWERS OF “EXITUS CAPITAL”.

No failure or delay on the part of “EXITUS CAPITAL” in exercising any of its rights, powers or remedies under this “AGREEMENT” shall be deemed a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies provided in this “AGREEMENT” are cumulative and not exclusive of any right or remedy provided by law, to the extent they do not conflict with the law.

TWENTY NINTH - ASSIGNMENT OF RIGHTS.

“THE BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR”, expressly authorize “EXITUS CAPITAL” to transfer, endorse, assign, or in any other way negotiate partially or totally the contracts and the documents that cover it under the modalities and for the effects that are most convenient for “EXITUS CAPITAL”, including all the accessory rights, even before their maturity, the “BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR ” express their willingness to recognize to those to whom the aforementioned rights are transferred or endorsees or assignees, the same rights that correspond to “EXITUS CAPITAL”, with no other requirements than to notify regarding the assignment, in terms of the applicable legal provisions.

In accordance with the provisions of Article 299 (two hundred and ninety-nine) of the General Law of Credit Instruments and Operations, “THE BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR”, as subscriber and guarantor, respectively, expressly authorize “EXITUS CAPITAL” to discount, endorse or assign in any legal form or negotiate, by any means permitted by law, the promissory notes documenting the disposition and are obligated to pay them to the person or persons legally holding them.

“THE BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “GUARANTOR”, in no case may assign the rights and obligations agreed upon in this “AGREEMENT”, without the prior written authorization of “EXITUS CAPITAL”.

THIRTIETH - REQUEST FOR TERMINATION OF THE AGREEMENT.

For loans of less than the equivalent of 900,000 UDIS, “THE BORROWER” may request “EXITUS CAPITAL” to terminate this “AGREEMENT” in advance or, for having complied with all of its obligations, by means of the delivery in writing of the TERMINATION REQUEST, without charging any commission or penalty for such request. The aforementioned request must be submitted in writing with a handwritten signature, at the address of “EXITUS CAPITAL”, the latter will verify the identity of “THE BORROWER” for which it will require a simple copy of his/her official identification to be attached.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

Once the application has been received, “EXITUS CAPITAL” will provide “THE BORROWER” with the acknowledgment of receipt and the confirmation code or folio number of the receipt of the application. Once the above has been done, “EXITUS CAPITAL” will proceed to:

1.	Cancel the direct debit if applicable.

2.	To cancel the means of disposition linked to the “AGREEMENT” on the same date on which the request was submitted, if applicable.

3.	Reject any disposition intended to be made after the cancellation of the means of disposition. Consequently, no additional charges can be made from the moment the cancellation is made, except for those already generated, but not reflected.

4.	Cancel, without its responsibility, the charge of any product or service associated with this “AGREEMENT”, in the event of being applicable.

In the event that there are no outstanding debts, “EXITUS CAPITAL” will terminate the “AGREEMENT” no later than the business day following receipt of the termination request. If there are debts, ” EXITUS CAPITAL” will communicate to “THE BORROWER “ the amount of the debts no later than the business day following the receipt of the request and within the following 5 (five) business days “EXITUS CAPITAL” will make available to “THE BORROWER” the information mentioned on a certain date at the domicile of “EXITUS CAPITAL” and, once the amount of the debt is covered, the “AGREEMENT” will be terminated.

Once the debts are settled and in case there is a balance in favor, “EXITUS CAPITAL” must deliver it to “THE BORROWER” on the date the operation is terminated and in case “THE BORROWER ” does not go to the office of “EXITUS CAPITAL” it will inform that it is at its disposal and it will be returned to it by means of the same monetary instrument it received it.

Within 10 (ten) business days after the total payment of the debts and obligations of “THE BORROWER”, “EXITUS CAPITAL” will make available to “THE BORROWER” the Account Statement and the Settlement Letter stating the non-existence of debts and the end of the contractual relationship. Likewise, “EXITUS CAPITAL” will report to the corresponding Credit Information Companies that the account is closed without any debit within the following five business days.

In the event that “THE BORROWER” does not request to “EXITUS CAPITAL” the early termination of the contract and makes the payment of the total amount of the credit granted, “EXITUS CAPITAL” must deliver or keep at the disposal of “THE BORROWER”, the account statement or settlement letter stating the non-existence of debts derived exclusively from such relationship, within 10 (ten) business days after the payment of the debts has been made or on the following cut-off date.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

THIRTY FIRST - TITLES AND DEFINITIONS.

The titles that have been included in each clause of this “AGREEMENT” only have reference effects, so they should not be considered as defining, limiting or describing the content of the same and, they will not have any transcendence in the legal interpretation of the content of the same.

When in the “AGREEMENT” reference is made to the terms established and defined in the sections of the “GENERAL INFORMATION”, the “LOAN TERMS AND CONDITIONS” and the “CREDIT GUARANTEE(S)”,it shall be understood that it refers to the information established therein, regardless of whether they are used in the singular or plural, feminine or masculine, they shall have the meaning attributed to them in said sections.

THIRTY SECOND - JURISDICTION.

“THE PARTIES” expressly submit to the jurisdiction of the place of signature of this “AGREEMENT”, and in case of controversy, “THE PARTIES” submit to the jurisdiction of the competent courts to be determined by the plaintiff. In this act “THE BORROWER” and “THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)” AND/OR “THE GUARANTOR” hereby expressly waive any other jurisdiction that may correspond to them by reason of their present or future domiciles.

THIRTY THIRD - EXPENSES AND FEES.

“THE PARTIES” agree that all expenses, third party commissions, taxes, rights or fees caused or originated by virtue of the execution and formalization before a notary public of this “AGREEMENT”, and its subsequent amendments, including those related to procedures, registrations or cancellations of guarantees before the corresponding public registry (hereinafter the “EXPENSES”), shall be borne by “THE BORROWER”, who agrees to pay them immediately at the time they are generated and in accordance with the provisions of this “AGREEMENT”.

In the event of default by “THE BORROWER” in the timely payment of any of the “EXPENSES”, “EXITUS CAPITAL” reserves the right to make the payment of any of the items referred to in this clause on behalf of and at the expense of “THE BORROWER”, in which case “THE BORROWER” expressly authorizes “EXITUS CAPITAL” to make the disbursements on its own account and charge the amount of the “EXPENSES” to the loan granted in this instrument. As of their disbursement, such amounts shall be part of the amounts immediately payable in favor of “EXITUS CAPITAL” under this “AGREEMENT”.

If “THE BORROWER” is in default in the payment of the “EXPENSES” or any accessory generated by the formalization of this “AGREEMENT” and its guarantees, if applicable, it is obliged to cover the payment with default interest according to the rate established in NUMBER 20 (ANNUAL FIXED RATE OF DEFAULT INTEREST) of the “LOAN TERMS AND CONDITIONS”.

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

THIRTY-FOURTH - ABSENCE OF DEFECTS.

“THE PARTIES” after having read this “AGREEMENT”, declare that it contains their authentic will in the agreed agreements and, therefore, there is no error, fraud, bad faith, violence, injury or any other vice of consent.

THIRTY-FIFTH - SUBORDINATION.

“THE PARTIES” hereby expressly and irrevocably agree and ratify that this “AGREEMENT” is subordinated in terms of preference, degree and priority of performance and payment (including in the event of bankruptcy, bankruptcy, liquidation, restructuring, dissolution or of similar nature) to each and every one of the obligations (including, without limitation, payments of principal, interest or other accessories) arising from or related to the Relevant Loans.

Having been informed of the legal scope and content of this “AGREEMENT” and of the Loan Cover Page that is an integral part of the same, “THE PARTIES” sign them in 4 (four) copies, consisting of 21 (twenty-one) pages, and a copy of the same is delivered to each of the parties, in Mexico City , on July 26, 2021 .

Mexico City, on July 26, 2021. “THE LENDER”

EXITUS CAPITAL, SOCIEDAD ANÓNIMA PROMOTORA DE INVERSIÓN DE CAPITAL VARIABLE, SOCIEDAD FINANCIERA DE OBJETO MÚLTIPLE, ENTIDAD NO REGULADA

/s/ Ramon Garcia Torres	/s/ Alejandro Javier Liano Castro
RAMÓN GARCÍA TORRES ATTORNEY-IN-FACT	ALEJANDRO JAVIER LIAÑO CASTRO ATTORNEY-IN-FACT

CLIENT: AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.
AGREEMENT NUMBER: 01687-CS-0507-2021

“THE BORROWER” AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V.	“THE JOINT OBLIGOR” AND/OR “GUARANTOR (AVAL)”

/s/ Jorge Pliego	/s/ Diego Zavala
Jorge Pliego Seguin ATTORNEY-IN-FACT	DIEGO HILDEBRANDO ZAVALA GÓMEZ DEL CAMPO IN HIS OWN RIGHT

/s/ Miguel Angel Ambrosi Herrera
Miguel Angel Ambrosi Herrera ATTORNEY-IN-FACT

“THE GUARANTOR (AVALISTA), JOINT OBLIGOR OR CO-BORROWER SHALL BE LIABLE AS PRINCIPAL FOR THE TOTAL AMOUNT OF THE PAYMENT TO THE FINANCIAL INSTITUTION”